Supplement Date November 7, 2012

To

Prospectuses Dated April 30, 2012

This supplement is intended for distribution with prospectuses dated April 30, 2012 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Medallion Executive Variable Life	Majestic Performance Survivorship Variable Universal Life
Medallion Executive Variable Life II	Variable Estate Protection
Medallion Executive Variable Life III	Variable Estate Protection Plus
Majestic Variable Universal Life	Variable Estate Protection Edge
Majestic Variable Universal Life 98	Performance Executive Variable Life
Variable Master Plan Plus	Performance Survivorship Variable Universal Life
Majestic Variable COLI	Medallion Variable Universal Life Plus
Majestic Variable Estate Protection	Medallion Variable Universal Life Edge
Majestic Variable Estate Protection 98	Medallion Variable Universal Life Edge II

Portfolio Mergers

Effective after the close of business on November 2, 2012, the portfolios of John Hancock Variable Insurance Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Variable Insurance Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios

American Blue Chip Income and Growth	American Growth-Income

International Opportunities	International Growth Stock

International Equity Index A	International Equity Index B

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 2, 2012. You should disregard any reference in your product prospectus to the Acquired Portfolios.

Portfolio Addition

Effective November 5, 2012, the list of investment accounts on the first page of the prospectus is updated to reflect the addition of the International Growth Stock portfolio to your policy, which invests in the corresponding portfolio of the John Hancock Variable Insurance Trust.

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
International Growth Stock	Invesco Advisers, Inc.	To seek to achieve long-term growth of capital. The portfolio invests primarily in a diversified portfolio of international securities whose issuers are considers by the portfolio’s subadviser to have strong earnings growth. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in stock of any market capitalization.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

333-164150	333-164163

333-164151	333-164165

333-164152	333-164166

333-164153	333-164167

333-164156	333-164168

333-164154	333-164169

333-164155	333-164170

333-164161	333-164171

333-164162	333-164173

333-164164

VLI ProdSupp VL2 10/2012